EXHIBIT 99

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                             By: /s/ Michael L. Middleton
                                 ----------------------------------------------
                                 Name:    Michael L. Middleton
                                 Title:   President and Chief Executive Officer



                             By: /s/ William J. Pasenelli
                                 ----------------------------------------------
                                 Name:    William J. Pasenelli
                                 Title:   Vice President and Chief Financial
                                            Officer

Date: March 28, 2003